UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 1, 2004


                           CHINDEX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-24624                                  13-3097642
     ----------------------------          -------------------------------------
       (Commission File Number)              (IRS Employer Identification No.)


                 7201 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (301) 215-7777


                                       NA
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12.  OTHER EVENTS AND REGULATION FD DISCLOSURE

THE COMPANY CORRECTS PRIOR FILINGS FOR MATHEMATICAL ERRORS; NO CHANGES TO FINANCIAL CONDITION, REVENUES, CASH FLOWS OR NET INCOME

The Company today corrected mathematical errors by amending its Form 10-K for the year ended December 31, 2002 and subsequent Forms 10-Q. The corrections do not constitute changes in its financial condition, revenues, cash flows or net income for the periods affected nor in its accounting policies. The principal corrections relate to an inadvertent failure to give effect to the Company's ten percent stock dividend effected in July 2002 in calculating subsequent weighted average shares outstanding and corresponding per share amounts. Of the remaining corrections, no amount changed by more than 1%, except as set forth below.

Form 10-K for the fiscal year ended December 31, 2002:

     o In "Managements Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"), the increase in costs other than salaries in the healthcare services segment from fiscal 2000 to fiscal 2001 has been corrected from $996,000 to $779,000, which change does not affect any line item in the presented financial statements.

     o In "Selected Financial Data," the percent increase in net sales in fiscal 2000 over fiscal 1999 has been corrected from 18% to 21%, which change does not affect any line item in the presented financial statements (including such net sales amounts, which were correct as so presented).

Form 10-Q for the period ended March 31, 2003:

     o In MD&A, the increase in development expenses in the healthcare services segment related to the Company's Shanghai hospital between the quarters presented has been corrected from $176,000 to $186,000, which change does not affect any line item in the presented financial statements.

     o In MD&A, the benefit from income taxes for the earlier quarter has been corrected from $109,000 to $113,000, which change does not affect any line item in the presented financial statements.

Form 10-Q for the quarter ended December 31, 2003:

     o In MD&A, the short-term debt on which there was interest expense as of December 31, 2003 has been corrected from $6,774,000 to $6,499,000, which amount was correct in the presented financial statements.

     o In MD&A, the long-term debt on which there was interest expense as of December 31, 2003 has been corrected from $182,000 to $154,000, which amount was correct in the presented financial statements.

     o In MD&A, the interest expense for the earlier quarter has been corrected from $40,000 to $27,000, which amount was correct in the presented financial statements.

     o In MD&A, the borrowings under the Company's credit facilities as of December 31, 2003 has been corrected from $1,267,000 to $1,291,000, which change does not affect any line item in the presented financial statements.

     o In MD&A, the tax benefit for the earlier quarter has been corrected from $152,000 to $150,000, which change also has been made in the presented financial statements.

     o In MD&A, the bank loans comprising short-term loan payables as of December 31, 2003 has been corrected from $2,841,000 to $2,873,000, which change does not affect any line item in the presented financial statements.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHINDEX INTERNATIONAL, INC.
                                        (Registrant)


       MARCH 1, 2004                    By: /s/ LAWRENCE PEMBLE
     -----------------                     ------------------------------------
           Date                             Lawrence Pemble
                                            Chief Financial Officer